                                                                     EXHIBIT 4.5
                                                                     -----------

                     SECURED CONVERTIBLE PROMISSORY NOTE
                     -----------------------------------

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF MAKER IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO MAKER, TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND BETWEEN MAKER AND CERTAIN HOLDERS OF SECURITIES OF MAKER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF MAKER.


$1,225,000.00                                                    August 14, 2000

     FOR VALUE RECEIVED, Cypress Financial Services, Inc., a Nevada corporation ("Maker"), promises to pay to Russ Mohrmann, an individual, and Suzette M. Mohrmann an individual (collectively, "Holder"), at 9432 Walker Ranch Circle, Villa Park, CA 92861 the principal sum of One Million Two Hundred Twenty Five Thousand Dollars ($1,225,000.00), plus interest thereon from the date hereof until paid on the terms set forth below; provided, however, that in the event
                                         --------  -------
this Note is converted into Common Stock (as defined herein) as provided herein, any obligation of Maker with respect to payment of such amount, other than any interest accrued but unpaid thereon, shall be terminated. Reference is made to that certain Purchase Agreement made and effective as of May 30, 2000 among Maker, Holder and certain other parties (the "Agreement"), which is incorporated herein by reference; unless otherwise defined herein, terms with initial letters capitalized shall have their respective meanings as assigned in the Agreement; and, in the event of any inconsistencies between this Note and the terms of the Agreement, the terms of the Agreement shall govern.

     1.   Maturity Date. The unpaid principal balance of this Note and all
          -------------
accrued but unpaid interest shall be due and payable on August 13, 2002, unless this Note is earlier converted or paid in accordance with the terms hereof.

     2.   Interest. The unpaid principal balance outstanding under this Note
          --------
shall bear interest at the rate of eight percent (8%) per annum.

     3.   Payments. Payments of interest only shall be payable on the 1/st/ day
          --------
of each month, commencing September 1, 2000.

     4.   Security Interest. Payment of this Note is secured by a security
          -----------------
interest in certain collateral, pursuant to the terms and conditions of that certain Security Agreement entered into between Maker and Holder concurrently with the execution of this Note (the "Security Agreement").

     5.   Default; Acceleration.  The entire sum of unpaid principal and any
          ----------------------
accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder's option, upon the occurrence at any time of any of the following events of default:

          5.1 Default in the payment of any installment of principal or interest when due should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

          5.2 Default under the Security Agreement should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

          5.3 Termination of that certain Employment Agreement between Russ Mohrmann ("Executive") and Orange County Professional Services, Inc. ("CPS") of even date herewith by CPS for any reason other than "Cause." For purposes of this Note, "Cause" shall mean (i) commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to CPS or any of its affiliates or any of their customers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing CPS or any of its affiliates substantial public disgrace or disrepute or economic harm, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board of Directors of CPS (the "Board"), (iv) gross negligence or willful misconduct with respect to CPS or any of its affiliates or (v) any material breach of the Employment Agreement; or

          5.4 An assignment by Maker of substantially all of its assets for the benefit of creditors; or

          5.5 The adjudication of Maker as a bankrupt (in involuntary or voluntary proceedings); or

          5.6 The filing by Maker of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency.

The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default. The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

     6.   Conversion.
          ----------

          6.1  Optional Conversion.  All or any portion of the unpaid principal
               -------------------
balance outstanding under this Note may be converted into fully paid and nonassessable shares of Common Stock, $.001 par value per share, of Maker (the "Common Stock") at any time during the term of this Note at the option of Holder. The number of shares of Common Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance by $0.735 (the "Conversion Price"), subject to adjustment as provided in Section 8 below, with any accrued but unpaid interest paid in cash at the time of conversion.

          6.2  Notice of Conversion.  If Holder desires to convert the Note,
               --------------------
Holder shall provide written notice to Maker at 5400 Orange Avenue, Cypress, California 90630, Attention: Manuel Occiano, notifying Maker of the requested conversion to be effected. Within ten (10) days of receipt of such notice, Maker shall respond to Holder's request in writing, specifying the number of shares of Common Stock to be issued upon conversion, the amount of accrued interest to be paid in cash and the date on which such conversion will occur and calling upon such Holder to surrender to Maker, in the manner and at the place designated, this Note. Such response by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice.

          6.3  Mechanics and Effect of Conversion.  No fractional shares of
               ----------------------------------
Common Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to Holder upon the conversion of this Note, Maker shall pay to Holder the amount of outstanding principal that is not so converted. Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal office of Maker. Upon conversion of this Note, Maker shall be forever released from all its obligations and liabilities under this Note.

          6.4  Delivery of Stock Certificates.  As promptly as practicable after
               ------------------------------
the conversion of this Note, Maker at its expense will cause to be issued and delivered to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with a check payable to Holder for any cash amounts payable for any accrued but unpaid interest and fractional shares as described above. In the event only a portion of this Note is converted, Maker shall, at the time of delivery of the stock certificate or certificates, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     7.   Maker Right to Prepay Note. Subject to the earlier conversion of this
          --------------------------
Note pursuant to Section 6 above, all or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker. In the event Maker elects to prepay this Note, notice of such election shall be given to Holder not less than sixty (60) days prior to the date of prepayment. Each such notice shall state the amount of principal to be paid in cash, the date on which such prepayment will occur and the place at which Holder is to surrender this Note to Maker. Such notice by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice. In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     8.   Adjustments.  The Conversion Price and the number of shares into which
          ------------
this Note may be converted are subject to adjustment from time to time as follows:

          8.1  Reclassifications, etc.  If Maker, at any time while this Note,
               ----------------------
or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities or any other class or classes, this Note shall thereafter represent the right to acquire such number and kinds of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

          8.2  Split, Subdivision or Combination of Shares.  If Maker, at any
               -------------------------------------------
time with this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which conversion rights under this Note exist into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the securities issuable upon conversion of this Note shall be proportionately increased, and (ii) in the case of a combination, the Conversion Price for such securities shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

     9.   Investment Representations. Holder acknowledges that this Note and the
          --------------------------
Common Stock issuable upon the conversion of this Note (i) constitute "securities" under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) are being transferred in reliance upon exemptions from registration based, in part, upon Holder's representations contained herein. Holder is acquiring such securities for its own account and not with a view to, or for sale in connection with, any distribution thereof.

     10.  Offset. Maker shall be entitled to offset amounts otherwise payable by
          ------
Holder to Maker pursuant to Sections 1.4.3 and 7.1.1 of the Agreement.

     11.  No Assignment. Neither Maker nor Holder shall be entitled to assign,
          -------------
pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder.

     12.  No Stockholder Rights. Prior to the conversion hereof, nothing
          ---------------------
contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker.

     13.  Applicable Law. This Note and the rights and obligations of the
          --------------
parties hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

     14.  Attorneys' Fees. In the event of any suit, action or arbitration to
          ---------------
enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys' fees and costs. The foregoing entitlement shall also include attorneys' fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.

                              Cypress Financial Services, Inc.,
                              a Nevada corporation

                              By:    /s/ Manuel Occiano
                                     _______________________________
                              Name:  Manuel Occiano
                                     _______________________________
                              Title: President
                                     _______________________________


DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note must be surrendered to Maker for cancellation and retention.

                      SECURED CONVERTIBLE PROMISSORY NOTE
                      -----------------------------------

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF MAKER IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO MAKER, TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND BETWEEN MAKER AND CERTAIN HOLDERS OF SECURITIES OF MAKER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF MAKER.


$1,225,000.00                                                    August 14, 2000

     FOR VALUE RECEIVED, Cypress Financial Services, Inc., a Nevada corporation ("Maker"), promises to pay to Robert Perez, an individual, and Barbara C. Perez, an individual (collectively, "Holder"), at 9752 Villa Woods Drive, Villa Park, CA 92861 the principal sum of One Million Two Hundred Twenty Five Dollars ($1,225,000.00), plus interest thereon from the date hereof until paid on the terms set forth below; provided, however, that in the event this Note is
                       --------  -------
converted into Common Stock (as defined herein) as provided herein, any obligation of Maker with respect to payment of such amount, other than any interest accrued but unpaid thereon, shall be terminated. Reference is made to that certain Purchase Agreement made and effective as of May 30, 2000 among Maker, Holder and certain other parties (the "Agreement"), which is incorporated herein by reference; unless otherwise defined herein, terms with initial letters capitalized shall have their respective meanings as assigned in the Agreement; and, in the event of any inconsistencies between this Note and the terms of the Agreement, the terms of the Agreement shall govern.

     1.   Maturity Date. Subject to the extension provisions set forth in the
          -------------
following sentence, the unpaid principal balance of this Note and all accrued but unpaid interest shall be due and payable on August 13, 2002, unless this
Note is earlier converted or paid in accordance with the terms hereof. This Note may be extended at the option of Maker to no later than August 13, 2005, in the event such extension is required by any holder of Senior Debt (as defined below) as a condition to extending credit or providing financing to Maker.

     2.   Interest. The unpaid principal balance outstanding under this Note
          --------
shall bear interest at the rate of eight percent (8%) per annum.

     3.   Payments. Payments of interest only shall be payable on the 1/st/ day
          --------
of each month, commencing September, 2000.

     4.   Security Interest. Payment of this Note is secured by a security
          -----------------
interest in certain collateral, pursuant to the terms and conditions of that certain Security Agreement entered into between Maker and Holder concurrently with the execution of this Note (the "Security Agreement").

     5.   Default; Acceleration. The entire sum of unpaid principal and any
          ---------------------
accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder's option, upon the occurrence at any time of any of the following events of default:

          5.1 Default in the payment of any installment of principal or interest when due should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

          5.2 Default under the Security Agreement should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

          5.3 Termination of that certain Employment Agreement between Robert Perez ("Executive") and Maker of even date herewith by Maker for any reason other than "Cause." For purposes of this Note, "Cause" shall mean (i) commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to Maker or any of its affiliates or any of their customers,
(ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing Maker or any of its affiliates substantial public disgrace or disrepute or economic harm, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board of Directors of Maker (the "Board"), (iv) gross negligence or willful misconduct with respect to Maker or any of its affiliates or (v) any material breach of the Employment Agreement; or

          5.4 An assignment by Maker of substantially all of its assets for the benefit of creditors; or

          5.5 The adjudication of Maker as a bankrupt (in involuntary or voluntary proceedings); or

          5.6 The filing by Maker of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency.

The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default. The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

     6.   Conversion
          ----------

          6.1  Optional Conversion.  All or any portion of the unpaid principal
               -------------------
balance outstanding under this Note may be converted into fully paid and nonassessable shares of Common Stock, $.001 par value per share, of Maker (the "Common Stock") at any time during the term of this Note at the option of Holder. The number of shares of Common Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance by $0.735 (the "Conversion Price"), subject to adjustment as provided in Section 8
------
below, with any accrued but unpaid interest paid in cash at the time of conversion.

          6.2  Notice of Conversion.  If Holder desires to convert the Note,
               --------------------
Holder shall provide written notice to Maker at 5400 Orange Avenue, Cypress, California 90630, Attention: Manuel Occiano, notifying Maker of the requested conversion to be effected. Within ten (10) days of receipt of such notice, Maker shall respond to Holder's request in writing, specifying the number of shares of Common Stock to be issued upon conversion, the amount of accrued interest to be paid in cash and the date on which such conversion will occur and calling upon such Holder to surrender to Maker, in the manner and at the place designated, this Note. Such response by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice.

          6.3  Mechanics and Effect of Conversion.  No fractional shares of
               ----------------------------------
Common Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to Holder upon the conversion of this Note, Maker shall pay to Holder the amount of outstanding principal that is not so converted.
Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal office of Maker. Upon conversion of this Note, Maker shall be forever released from all its obligations and liabilities under this Note.

          6.4  Delivery of Stock Certificates.  As promptly as practicable after
               ------------------------------
the conversion of this Note, Maker at its expense will cause to be issued and delivered to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with a check payable to Holder for any cash amounts payable for any accrued but unpaid interest and fractional shares as described above. In the event only a portion of this Note is converted, Maker shall, at the time of delivery of the stock certificate or certificates, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     7.   Maker Right to Prepay Note.  Subject to the earlier conversion of this
          --------------------------
Note pursuant to Section 6 above, all or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker. In the event Maker elects to prepay this Note, notice of such election shall be given to Holder not less than sixty (60) days prior to the date of prepayment. Each such notice shall state the amount of principal to be paid in cash, the date on which such prepayment will occur and the place at which Holder is to surrender this Note to Maker. Such notice by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice. In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     8.   Adjustments.  The Conversion Price and the number of shares into which
          -----------
this Note may be converted are subject to adjustment from time to time as follows:

          8.1  Reclassifications, etc.  If Maker, at any time while this Note,
               ----------------------
or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities or any other class or classes, this Note shall thereafter represent the right to acquire such number and kinds of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

          8.2  Split, Subdivision or Combination of Shares.  If Maker, at any
               -------------------------------------------
time with this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which conversion rights under this Note exist into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the securities issuable upon conversion of this Note shall be proportionately increased, and (ii) in the case of a combination, the Conversion Price for such securities shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

     9.   Investment Representations. Holder acknowledges that this Note and the
          --------------------------
Common Stock issuable upon the conversion of this Note (i) constitute "securities" under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) are being transferred in reliance upon exemptions from registration based, in part, upon Holder's representations contained herein. Holder is acquiring such securities for its own account and not with a view to, or for sale in connection with, any distribution thereof.

     10.  Offset. Maker shall be entitled to offset amounts otherwise payable by
          ------
Holder to Maker pursuant to Sections 1.4.3 and 7.1.1 of the Agreement.

     11.  Subordination. Holder acknowledges and agrees that Maker and/or its
          -------------
subsidiary has incurred and may from time to time incur debt and other liabilities for borrowed money owed to their lenders and financing sources (the "Senior Debt"). Holder, on behalf of itself and its successors and assigns, hereby expressly agrees that any and all claims Holder may have for payment, damages and/or any sums relating to this Note and Holder's security interest under the Security Agreement are and shall be subordinate to any and all existing or future Senior Debt. Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by Maker, or the holder of any Senior Debt in order to implement the provisions of this Section
11. In the event the proceeds of such Senior Debt are used to purchase assets not otherwise subject to a security interest under the Security Agreement and Holder is required to subordinate its rights under this Note and/or the Security Agreement to such Senior Debt, Holder shall be granted a security interest in such assets, which lien shall be subordinate to any lien held by such Senior Debt or existing on such assets at the time of purchase by Maker.

     12.  No Assignment. Neither Maker nor Holder shall be entitled to assign,
          -------------
pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder.

     13.  No Stockholder Rights. Prior to the conversion hereof, nothing
          ----------------------
contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker.

     14.  Applicable Law. This Note and the rights and obligations of the
          --------------
parties hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

     15.  Attorneys' Fees. In the event of any suit, action or arbitration to
          ---------------
enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys' fees and costs. The foregoing entitlement shall also include attorneys' fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.

                              Cypress Financial Services, Inc.,
                              a Nevada corporation

                              By:    /s/ Manuel Occiano
                                     _________________________________
                              Name:  Manuel Occiano
                                     _________________________________
                              Title: President
                                     _________________________________


DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note must be surrendered to Maker for cancellation and retention.

                      SECURED CONVERTIBLE PROMISSORY NOTE
                      -----------------------------------

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF MAKER IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO CYPRESS (AS DEFINED BELOW), TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND BETWEEN CYPRESS AND CERTAIN HOLDERS OF SECURITIES OF CYPRESS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF CYPRESS.


$350,000.00                                                      August 14, 2000

     FOR VALUE RECEIVED, Orange County Professional Services, Inc., a California corporation ("Maker"), promises to pay to RBA Rem-Care, Inc., a California Corporation, ("Holder") at 9432 Walker Ranch Circle, Villa Park, CA 92861 the principal sum of Three Hundred Fifty Thousand Dollars ($350,000.00), plus interest thereon from the date hereof until paid on the terms set forth below; provided, however, that in the event this Note is converted into Common Stock
--------  -------
(as defined herein) as provided herein, any obligation of Maker with respect to payment of such amount, other than any interest accrued but unpaid thereon, shall be terminated. Reference is made to that certain Purchase Agreement made and effective as of May 30, 2000 among Maker, Holder and certain other parties (the "Agreement"), which is incorporated herein by reference; unless otherwise defined herein, terms with initial letters capitalized shall have their respective meanings as assigned in the Agreement; and, in the event of any inconsistencies between this Note and the terms of the Agreement, the terms of the Agreement shall govern.

     1.   Maturity Date. The unpaid principal balance of this Note and all
          -------------
accrued but unpaid interest shall be due and payable on August 13, 2002, unless this Note is earlier converted or paid in accordance with the terms hereof.

     2.   Interest. The unpaid principal balance outstanding under this Note
          --------
shall bear interest at the rate of eight percent (8%) per annum.

     3.   Payments.  Payments of interest only shall be payable on the 1/st/
          --------
day of each month, commencing September 1, 2000.

     4.  Security Interest.  Payment of this Note is secured by a security
         -----------------
interest in certain collateral, pursuant to the terms and conditions of that certain Security Agreement entered into between Maker and Holder concurrently with the execution of this Note (the "Security Agreement").

     5.  Default; Acceleration. The entire sum of unpaid principal and any
         ---------------------
accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder"s option, upon the occurrence at any time of any of the following events of default:

         5.1 Default in the payment of any installment of principal or interest when due should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

         5.2 Default under the Security Agreement should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or


         5.3 Termination of that certain Employment Agreement between Russ Mohrmann ("Executive") and Maker of even date herewith by Maker for any reason other than "Cause". For purposes of this Note, "Cause" shall mean (i) commission of a felony or other crime involving moral turpitude or the commission of any other act of omission involving dishonesty, disloyalty or fraud with respect to Maker or any of its affiliates or any of their customers, (II) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing Maker or any of its affiliates substantial public disgrace or disrepute or economic harm,
(iii) substantial and repeated failure to perform duties as reasonably directed by the Board of Directors of Maker (the "Board"), (iv) gross negligence or willful misconduct with respect to Maker or any of its affiliates or (v) any material breach of the Employment Agreement; or

         5.4 An assignment by Maker or Cypress Financial Services, Inc., a Nevada corporation ("Cypress") of substantially all of its assets for the benefit of creditors; or

         5.5 The adjudication of Maker or Cypress as a bankrupt (in involuntary or voluntary proceedings); or

         5.6 The filing by Maker or Cypress of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency.

The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default. The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

     6.   Conversion.
          ----------

          6.1  Optional Conversion. All or any portion of the unpaid principal
               -------------------
balance outstanding under this Note may be converted into fully paid and nonassessable shares of Common Stock, $.001 par value per share, of Cypress (the "Common Stock") at any time during the term of this Note at the option of Holder. The number of shares of Common Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance by $0.735 (the "Conversion Price"), subject to adjustment as provided in Section 8 below, with any accrued but unpaid interest paid in cash at the time of conversion.

          6.2  Notice of Conversion. If Holder desires to convert the Note,
               --------------------
Holder shall provide written notice to Maker at 5400 Orange Avenue, Cypress, California 90630, Attention: Manuel Occiano, notifying Maker of the requested conversion to be effected. Within ten (10) days of receipt of such notice, Maker shall respond to Holder"s request in writing, specifying the number of shares of Common Stock to be issued upon conversion, the amount of accrued interest to be paid in cash and the date on which such conversion will occur and calling upon such Holder to surrender to Maker, in the manner and at the place designated, this Note. Such response by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice.

          6.3 Mechanics and Effect of Conversion. No fractional shares of Common
              ----------------------------------
Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to Holder upon the conversion of this Note, Maker shall pay to Holder the amount of outstanding principal that is not so converted. Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal office of Maker. Upon conversion of this Note, Maker shall be forever released from all its obligations and liabilities under this Note.

          6.4 Delivery of Stock Certificates. As promptly as practicable after
              ------------------------------
the conversion of this Note, Maker at its expense will cause to be issued and delivered to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with a check payable to Holder for any cash amounts payable for any accrued but unpaid interest and fractional shares as described above. In the event only a portion of this Note is converted, Maker shall, at the time of delivery of the stock certificate or certificates, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     7.   Maker Right to Prepay Note. Subject to the earlier conversion of this
          --------------------------
Note pursuant to Section 6 above, all or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker. In the event Maker elects to prepay this Note, notice of such election shall be given to Holder not less than sixty (60) days prior to the date of prepayment. Each such notice shall state the amount of principal to be paid in cash, the date on which such prepayment will occur and the place at which Holder is to surrender this Note to Maker. Such notice by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice. In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     8.  Adjustments. The Conversion Price and the number of shares into which
         -----------
this Note may be converted are subject to adjustment from time to time as follows:

         8.1  Reclassifications, etc. If Cypress, at any time while this Note,
              ----------------------
or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities or any other class or classes, this Note shall thereafter represent the right to acquire such number and kinds of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

         8.2  Split, Subdivision or Combination of Shares. If Cypress, at any
              -------------------------------------------
time with this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which conversion rights under this Note exist into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the securities issuable upon conversion of this Note shall be proportionately increased, and (ii) in the case of a combination, the Conversion Price for such securities shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

     9.  Investment Representations. Holder acknowledges that this Note and the
         --------------------------
Common Stock issuable upon the conversion of this Note (i) constitute "securities" under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) are being transferred in reliance upon exemptions from registration based, in part, upon Holder"s representations contained herein. Holder is acquiring such securities for its own account and not with a view to, or for sale in connection with, any distribution thereof.

     10. Offset.  Maker shall be entitled to offset amounts otherwise payable by
         ------
Holder to Maker pursuant to Sections 1.4.3 and 7.1.1 of the Agreement.

     11. No Assignment.  Neither Maker nor Holder shall be entitled to assign,
         -------------
pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that (i) any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder and (ii) Holder may assign, transfer or otherwise convey the benefits of this Note to Allen Berman.

     12. No Stockholder Rights.  Prior to the conversion hereof, nothing
         ---------------------
contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker.

     13.  Applicable Law.  This Note and the rights and obligations of the
          --------------
parties hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

     14.  Attorneys" Fees. In the event of any suit, action or arbitration to
          ---------------
enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys" fees and costs. The foregoing entitlement shall also include attorneys" fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.

                                   Cypress Financial Services, Inc.,
                                   a Nevada corporation


                                   By: /s/ Manuel Occiano
                                      ________________________________
                                   Name:   Manuel Occiano
                                        ______________________________
                                   Title:  President
                                         _____________________________


DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note must be surrendered to Maker for cancellation and retention.

                       SECURED CONVERTIBLE PROMISSORY NOTE
                       -----------------------------------

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF CYPRESS (AS DEFINED BELOW) IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO CYPRESS TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND BETWEEN CYPRESS AND CERTAIN HOLDERS OF SECURITIES OF CYPRESS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF CYPRESS.


$178,500.00                                                     August 14, 2000

     FOR VALUE RECEIVED, Orange County Professional Services, Inc, a California corporation ("Maker"), promises to pay to Insource Medical Solutions, LLC, a California limited liability company, ("Holder"), at 1502 Brookhollow Drive, Suite C, Santa Ana, California 92705 the principal sum of One Hundred Seventy Eight Thousand Five Hundred Dollars ($178,500.00), plus interest thereon from the date hereof until paid on the terms set forth below; provided, however, that
                                                         --------  -------
in the event this Note is converted into Common Stock (as defined herein) as provided herein, any obligation of Maker with respect to payment of such amount, other than any interest accrued but unpaid thereon, shall be terminated. Reference is made to that certain Purchase Agreement made and effective as of May 30, 2000 among Maker, Holder and certain other parties (the "Agreement"), which is incorporated herein by reference; unless otherwise defined herein, terms with initial letters capitalized shall have their respective meanings as assigned in the Agreement; and, in the event of any inconsistencies between this Note and the terms of the Agreement, the terms of the Agreement shall govern.

     1.  Maturity Date. The unpaid principal balance of this Note and all
         -------------
accrued but unpaid interest shall be due and payable on August 13, 2002, unless this Note is earlier converted or paid in accordance with the terms hereof.

     2.  Interest. The unpaid principal balance outstanding under this Note
         --------
shall bear interest at the rate of eight percent (8%) per annum.

     3.  Payments. Payments of interest only shall be payable on the 1st day of
         --------
each month, commencing September 1, 2000.

     4.  Security Interest. Payment of this Note is secured by a security
         -----------------
interest in certain collateral, pursuant to the terms and conditions of that certain Security Agreement entered into between Maker and Holder concurrently with the execution of this Note (the "Security Agreement").

     5.  Default; Acceleration. The entire sum of unpaid principal and any
         ---------------------
accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder's option, upon the occurrence at any time of any of the following events of default:

         5.1 Default in the payment of any installment of principal or interest when due should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

         5.2 Default under the Security Agreement should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

         5.3 Termination of that certain Employment Agreement between Russ Mohrmann ("Executive") and Maker of even date herewith by Maker for any reason other than "Cause." For purposes of this Note, "Cause" shall mean (i) commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to Maker or any of its affiliates or any of their customers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing Maker or any of its affiliates substantial public disgrace or disrepute or economic harm,
(iii) substantial and repeated failure to perform duties as reasonably directed by the Board of Directors of Maker (the "Board"), (iv) gross negligence or willful misconduct with respect to Maker or any of its affiliates or (v) any material breach of the Employment Agreement; or

         5.4 An assignment by Maker or Cypress Financial Services, Inc., a Nevada corporation ("Cypress"), of substantially all of its assets for the benefit of creditors; or

         5.5 The adjudication of Maker or Cypress as a bankrupt (in involuntary or voluntary proceedings); or

         5.6 The filing by Maker or Cypress of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency.

The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default. The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

     6.  Conversion.
         ----------

         6.1  Optional Conversion. All or any portion of the unpaid principal
              -------------------
balance outstanding under this Note may be converted into fully paid and nonassessable shares of Common Stock, $.001 par value per share, of Cypress (the "Common Stock") at any time during the term of this Note at the option of Holder. The number of shares of Common Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance by $0.735 (the "Conversion Price"), subject to adjustment as provided in Section 8 below, with any accrued but unpaid interest paid in cash at the time of conversion.

         6.2  Notice of Conversion. If Holder desires to convert the Note,
              --------------------
Holder shall provide written notice to Maker at 5400 Orange Avenue, Cypress, California 90630, Attention: Manuel Occiano, notifying Maker of the requested conversion to be effected. Within ten (10) days of receipt of such notice, Maker shall respond to Holder's request in writing, specifying the number of shares of Common Stock to be issued upon conversion, the amount of accrued interest to be paid in cash and the date on which such conversion will occur and calling upon such Holder to surrender to Maker, in the manner and at the place designated, this Note. Such response by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice.

         6.3  Mechanics and Effect of Conversion. No fractional shares of Common
              ----------------------------------
Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to Holder upon the conversion of this Note, Maker shall pay to Holder the amount of outstanding principal that is not so converted. Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal office of Maker. Upon conversion of this Note, Maker shall be forever released from all its obligations and liabilities under this Note.

         6.4  Delivery of Stock Certificates. As promptly as practicable after
              ------------------------------
the conversion of this Note, Maker at its expense will cause to be issued and delivered to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with a check payable to Holder for any cash amounts payable for any accrued but unpaid interest and fractional shares as described above. In the event only a portion of this Note is converted, Maker shall, at the time of delivery of the stock certificate or certificates, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     7.  Maker Right to Prepay Note. Subject to the earlier conversion of this
         --------------------------
Note pursuant to Section 6 above, all or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker. In the event Maker elects to prepay this Note, notice of such election shall be given to Holder not less than sixty (60) days prior to the date of prepayment. Each such notice shall state the amount of principal to be paid in cash, the date on which such prepayment will occur and the place at which Holder is to surrender this Note to Maker. Such notice by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice. In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     8.  Adjustments. The Conversion Price and the number of shares into which
         -----------
this Note may be converted are subject to adjustment from time to time as follows:

         8.1  Reclassifications, etc. If Cypress, at any time while this Note,
              ----------------------
or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities or any other class or classes, this Note shall thereafter represent the right to acquire such number and kinds of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

         8.2  Split, Subdivision or Combination of Shares. If Cypress, at any
              -------------------------------------------
time with this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which conversion rights under this Note exist into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the securities issuable upon conversion of this Note shall be proportionately increased, and (ii) in the case of a combination, the Conversion Price for such securities shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

     9.  Investment Representations. Holder acknowledges that this Note and the
         --------------------------
Common Stock issuable upon the conversion of this Note (i) constitute "securities" under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) are being transferred in reliance upon exemptions from registration based, in part, upon Holder's representations contained herein. Holder is acquiring such securities for its own account and not with a view to, or for sale in connection with, any distribution thereof.

     10. Offset. Maker shall be entitled to offset amounts otherwise payable by
         ------
Holder to Maker pursuant to Sections 1.4.3 and 7.1.1 of the Agreement.

     11. No Assignment. Neither Maker nor Holder shall be entitled to assign,
         -------------
pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that (i) any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder and (ii) Holder may assign, transfer or otherwise convey the benefits of this Note to Russ Mohrmann.

     12. No Stockholder Rights. Prior to the conversion hereof, nothing
         ---------------------
contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Cypress or any other matters or any rights whatsoever as a stockholder of Cypress.

     13. Applicable Law. This Note and the rights and obligations of the parties
         --------------
hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

     14. Attorneys' Fees. In the event of any suit, action or arbitration to
         ---------------
enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys' fees and costs. The foregoing entitlement shall also include attorneys' fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.


                                       Cypress Financial Services, Inc.,
                                       a Nevada corporation





                                       By: /s/ Manuel Occiano
                                          ________________________________

                                       Name: Manuel Occiano
                                            ______________________________

                                       Title: President
                                             _____________________________



DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note must be surrendered to Maker for cancellation and retention.

                       SECURED CONVERTIBLE PROMISSORY NOTE
                       -----------------------------------

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF CYPRESS IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO CYPRESS, TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND BETWEEN CYPRESS AND CERTAIN HOLDERS OF SECURITIES OF CYPRESS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF CYPRESS.


$171,500.00                                                     August 14, 2000



     FOR VALUE RECEIVED, Orange County Professional Services, Inc., a California corporation ("Maker"), promises to pay to Insource Medical Solutions, LLC, a California corporation, ("Holder"), at 1502 Brookhollow Drive, Suite C, Santa Ana, California 92705 the principal sum of One Hundred Seventy One Thousand Five Hundred Dollars ($171,500.00), plus interest thereon from the date hereof until paid on the terms set forth below; provided, however, that in the event this
                                   --------  -------
Note is converted into Common Stock (as defined herein) as provided herein, any obligation of Maker with respect to payment of such amount, other than any interest accrued but unpaid thereon, shall be terminated. Reference is made to that certain Purchase Agreement made and effective as of May 30, 2000 among Maker, Holder and certain other parties (the "Agreement"), which is incorporated herein by reference; unless otherwise defined herein, terms with initial letters capitalized shall have their respective meanings as assigned in the Agreement; and, in the event of any inconsistencies between this Note and the terms of the Agreement, the terms of the Agreement shall govern.

     1.  Maturity Date. The unpaid principal balance of this Note and all
         -------------
accrued but unpaid interest shall be due and payable on August 13, 2002, unless this Note is earlier converted or paid in accordance with the terms hereof.

     2.  Interest. The unpaid principal balance outstanding under this Note
         --------
shall bear interest at the rate of eight percent (8%) per annum.

     3.  Payments. Payments of interest only shall be payable on the 1st day of
         --------
each month, commencing September, 2000.

     4.  Security Interest. Payment of this Note is secured by a security
         -----------------
interest in certain collateral, pursuant to the terms and conditions of that certain Security Agreement entered into between Maker and Holder concurrently with the execution of this Note (the "Security Agreement").

     5.  Default; Acceleration. The entire sum of unpaid principal and any
         ---------------------
accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder's option, upon the occurrence at any time of any of the following events of default:

         5.1 Default in the payment of any installment of principal or interest when due should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

         5.2 Default under the Security Agreement should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

         5.3 An assignment by Maker or Cypress Financial Services, Inc., a Nevada corporation ("Cypress") of substantially all of its assets for the benefit of creditors; or

         5.4 The adjudication of Maker or Cypress as a bankrupt (in involuntary or voluntary proceedings); or

         5.5 The filing by Maker or Cypress of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency.

The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default. The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

     6.  Conversion.
         ----------

         6.1  Optional Conversion. All or any portion of the unpaid principal
              -------------------
balance outstanding under this Note may be converted into fully paid and nonassessable shares of Common Stock, $.001 par value per share, of Cypress (the "Common Stock") at any time during the term of this Note at the option of Holder. The number of shares of Common Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance by $0.735 (the "Conversion Price"), subject to adjustment as provided in Section 8 below, with any accrued but unpaid interest paid in cash at the time of conversion.

         6.2  Notice of Conversion. If Holder desires to convert the Note,
              --------------------
Holder shall provide written notice to Maker at 5400 Orange Avenue, Cypress, California 90630, Attention: Manuel Occiano, notifying Maker of the requested conversion to be effected. Within ten (10) days of receipt of such notice, Maker shall respond to Holder's request in writing, specifying the number of shares of Common Stock to be issued upon conversion, the amount of accrued interest to be paid in cash and the date on which such conversion will occur and calling upon such Holder to surrender to Maker, in the manner and at the place designated, this Note. Such response by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice.

         6.3  Mechanics and Effect of Conversion. No fractional shares of Common
              ----------------------------------
Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to Holder upon the conversion of this Note, Maker shall pay to Holder the amount of outstanding principal that is not so converted. Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal office of Maker. Upon conversion of this Note, Maker shall be forever released from all its obligations and liabilities under this Note.

         6.4  Delivery of Stock Certificates. As promptly as practicable after
              ------------------------------
the conversion of this Note, Maker at its expense will cause to be issued and delivered to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with a check payable to Holder for any cash amounts payable for any accrued but unpaid interest and fractional shares as described above. In the event only a portion of this Note is converted, Maker shall, at the time of delivery of the stock certificate or certificates, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     7.  Maker Right to Prepay Note. Subject to the earlier conversion of this
         --------------------------
Note pursuant to Section 6 above, all or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker. In the event Maker elects to prepay this Note, notice of such election shall be given to Holder not less than sixty (60) days prior to the date of prepayment. Each such notice shall state the amount of principal to be paid in cash, the date on which such prepayment will occur and the place at which Holder is to surrender this Note to Maker. Such notice by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice. In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     8.  Adjustments. The Conversion Price and the number of shares into which
         -----------
this Note may be converted are subject to adjustment from time to time as follows:

         8.1  Reclassifications, etc. If Cypress, at any time while this Note,
              ----------------------
or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities or any other class or classes, this Note shall thereafter represent the right to acquire such number and kinds of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

         8.2  Split, Subdivision or Combination of Shares. If Cypress, at any
              -------------------------------------------
time with this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which conversion rights under this Note exist into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the securities issuable upon conversion of this Note shall be proportionately increased, and (ii) in the case of a combination, the Conversion Price for such securities shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

     9.  Investment Representations. Holder acknowledges that this Note and the
         --------------------------
Common Stock issuable upon the conversion of this Note (i) constitute "securities" under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) are being transferred in reliance upon exemptions from registration based, in part, upon Holder's representations contained herein. Holder is acquiring such securities for its own account and not with a view to, or for sale in connection with, any distribution thereof.

     10. Offset. Maker shall be entitled to offset amounts otherwise payable by
         ------
Holder to Maker pursuant to Sections 1.4.3 and 7.1.1 of the Agreement.

     11. Subordination. Holder acknowledges and agrees that Cypress, Maker
         -------------
and/or its subsidiary has incurred and may from time to time incur debt and other liabilities for borrowed money owed to their lenders and financing sources (the "Senior Debt"). Holder, on behalf of itself and its successors and assigns, hereby expressly agrees that any and all claims Holder may have for payment, damages and/or any sums relating to this Note and Holder's security interest under the Security Agreement are and shall be subordinate to any and all existing or future Senior Debt. Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by Cypress, Maker, or the holder of any Senior Debt in order to implement the provisions of this
Section 11. In the event the proceeds of such Senior Debt are used to purchase assets not otherwise subject to a security interest under the Security Agreement and Holder is required to subordinate its rights under this Note and/or the Security Agreement to such Senior Debt, Holder shall be granted a security interest in such assets, which lien shall be subordinate to any lien held by such Senior Debt or existing on such assets at the time of purchase by Maker.

     12. No Assignment. Neither Maker nor Holder shall be entitled to assign,
         -------------
pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that (i) any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder and (ii) Holder may assign, transfer or otherwise convey the benefits of this Note to Maureen Brooks.

     13. No Stockholder Rights. Prior to the conversion hereof, nothing
         ---------------------
contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Cypress or any other matters or any rights whatsoever as a stockholder of Cypress.

     14.  Applicable Law.  This Note and the rights and obligations of the
          --------------
parties hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

     15.  Attorneys' Fees.  In the event of any suit, action or arbitration to
          ---------------
enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys' fees and costs. The foregoing entitlement shall also include attorneys' fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.

                                             Cypress Financial Services, Inc.,
                                             a Nevada corporation


                                             By: /s/ Manuel Occiano
                                                _____________________________

                                             Name: Manuel Occiano
                                                  ___________________________

                                             Title: President
                                                   __________________________


DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note must be surrendered to Maker for cancellation and retention.

                      SECURED CONVERTIBLE PROMISSORY NOTE
                      -----------------------------------

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF CYPRESS IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO CYPRESS, TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND BETWEEN CYPRESS AND CERTAIN HOLDERS OF SECURITIES OF CYPRESS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF CYPRESS.

$525,000.00                                                      August 14, 2000

     FOR VALUE RECEIVED, Orange County Professional ServInc., a California corporation ("Maker"), promises to pay to Hospital Employee Labor Pool, a California Corporation ("Holder"), at 14600 Goldenwest St., Suite 207, Westminster, California 92683 the principal sum of Five Hundred Twenty Five Thousand Dollars ($525,000.00), plus interest thereon from the date hereof until paid on the terms set forth below; provided, however, that in the event this
                                   --------  -------
Note is converted into Common Stock (as defined herein) as provided herein, any obligation of Maker with respect to payment of such amount, other than any interest accrued but unpaid thereon, shall be terminated. Reference is made to that certain Purchase Agreement made and effective as of May 30, 2000 among Maker, Holder and certain other parties (the "Agreement"), which is incorporated herein by reference; unless otherwise defined herein, terms with initial letters capitalized shall have their respective meanings as assigned in the Agreement; and, in the event of any inconsistencies between this Note and the terms of the Agreement, the terms of the Agreement shall govern.

     1.   Maturity Date.  The unpaid principal balance of this Note and all
          -------------
accrued but unpaid interest shall be due and payable on August 13, 2002, unless this Note is earlier converted or paid in accordance with the terms hereof.

     2.   Interest.  The unpaid principal balance outstanding under this Note
          --------
shall bear interest at the rate of eight percent (8%) per annum.

     3.   Payments.  Payments of interest only shall be payable on the 1st day
          --------
of each month, commencing September, 2000.

     4.   Security Interest.  Payment of this Note is secured by a security
          -----------------
interest in certain collateral, pursuant to the terms and conditions of that certain Security Agreement entered into between Maker and Holder concurrently with the execution of this Note (the "Security Agreement").

     5.   Default; Acceleration.  The entire sum of unpaid principal and any
          ---------------------
accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder's option, upon the occurrence at any time of any of the following events of default:

          5.1 Default in the payment of any installment of principal or interest when due should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

          5.2 Default under the Security Agreement should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

          5.3 Termination of that certain Employment Agreement between Russ Mohrmann ("Executive") and Maker of even date herewith by Maker for any reason other than "Cause." For purposes of this Note, "Cause" shall mean (i) commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to Maker or any of its affiliates or any of their customers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other repeated conduct causing Maker or any of its affiliates substantial public disgrace or disrepute or economic harm, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board of Directors of Maker (the "Board"), (iv) gross negligence or willful misconduct with respect to Maker or any of its affiliates or (v) any material breach of the Employment Agreement; or

          5.4 An assignment by Maker or Cypress Financial Services, Inc., a Nevada corporation ("Cypress") of substantially all of its assets for the benefit of creditors; or

          5.5 The adjudication of Maker or Cypress as a bankrupt (in involuntary or voluntary proceedings); or

          5.6 The filing by Maker or Cypress of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency.

The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default. The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

     6.   Conversion.
          ----------

          6.1  Optional Conversion.  All or any portion of the unpaid principal
               -------------------
balance outstanding under this Note may be converted into fully paid and nonassessable shares of Common Stock, $.001 par value per share, of Cypress (the "Common Stock") at any time during the term of this Note at the option of Holder. The number of shares of Common Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance by $0.735 (the "Conversion Price"), subject to adjustment as provided in Section 8 below, with any accrued but unpaid interest paid in cash at the time of conversion.

          6.2  Notice of Conversion.  If Holder desires to convert the Note,
               --------------------
Holder shall provide written notice to Maker at 5400 Orange Avenue, Cypress, California 90630, Attention: Manuel Occiano, notifying Maker of the requested conversion to be effected. Within ten (10) days of receipt of such notice, Maker shall respond to Holder's request in writing, specifying the number of shares of Common Stock to be issued upon conversion, the amount of accrued interest to be paid in cash and the date on which such conversion will occur and calling upon such Holder to surrender to Maker, in the manner and at the place designated, this Note. Such response by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice.

          6.3  Mechanics and Effect of Conversion.  No fractional shares of
               ----------------------------------
Common Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to Holder upon the conversion of this Note, Maker shall pay to Holder the amount of outstanding principal that is not so converted. Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal office of Maker. Upon conversion of this Note, Maker shall be forever released from all its obligations and liabilities under this Note.

          6.4  Delivery of Stock Certificates.  As promptly as practicable after
               ------------------------------
the conversion of this Note, Maker at its expense will cause to be issued and delivered to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with a check payable to Holder for any cash amounts payable for any accrued but unpaid interest and fractional shares as described above. In the event only a portion of this Note is converted, Maker shall, at the time of delivery of the stock certificate or certificates, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     7.   Maker Right to Prepay Note.  Subject to the earlier conversion of this
          --------------------------
Note pursuant to Section 6 above, all or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker. In the event Maker elects to prepay this Note, notice of such election shall be given to Holder not less than sixty (60) days prior to the date of prepayment. Each such notice shall state the amount of principal to be paid in cash, the date on which such prepayment will occur and the place at which Holder is to surrender this Note to Maker. Such notice by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice. In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     8.   Adjustments.  The Conversion Price and the number of shares into which
          -----------
this Note may be converted are subject to adjustment from time to time as follows:

          8.1  Reclassifications, etc.  If Cypress, at any time while this Note,
               ----------------------
or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities or any other class or classes, this Note shall thereafter represent the right to acquire such number and kinds of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

          8.2  Split, Subdivision or Combination of Shares.  If Cypress, at any
               -------------------------------------------
time with this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which conversion rights under this Note exist into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the securities issuable upon conversion of this Note shall be proportionately increased, and (ii) in the case of a combination, the Conversion Price for such securities shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

     9.   Investment Representations.  Holder acknowledges that this Note and
          --------------------------
the Common Stock issuable upon the conversion of this Note (i) constitute "securities" under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) are being transferred in reliance upon exemptions from registration based, in part, upon Holder's representations contained herein. Holder is acquiring such securities for its own account and not with a view to, or for sale in connection with, any distribution thereof.

     10.  Offset.  Maker shall be entitled to offset amounts otherwise payable
          ------
by Holder to Maker pursuant to Sections 1.4.3 and 7.1.1 of the Agreement.

     11.  No Assignment.  Neither Maker nor Holder shall be entitled to assign,
          -------------
pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that (i) any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder and (ii) Holder may assign, transfer or otherwise convey the benefits of this Note to Russ Mohrmann.

     12.  No Stockholder Rights.  Prior to the conversion hereof, nothing
          ---------------------
contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Cypress or any other matters or any rights whatsoever as a stockholder of Cypress.

     13.  Applicable Law.  This Note and the rights and obligations of the
          --------------
parties hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

     14.  Attorneys' Fees.  In the event of any suit, action or arbitration to
          ---------------
enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys' fees and costs. The foregoing entitlement shall also include attorneys' fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.

                                    Cypress Financial Services, Inc.,
                                    a Nevada corporation


                                    By: /s/ Manuel Occiano
                                        _________________________________
                                    Name: Manuel Occiano
                                          _______________________________
                                    Title: President
                                           ______________________________


DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note must be surrendered to Maker for cancellation and retention.

                      SECURED CONVERTIBLE PROMISSORY NOTE
                      -----------------------------------


THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE. THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF CYPRESS IS PROVIDED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO CYPRESS, TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER AND THE VOTING OF THE SECURITIES REPRESENTED BY THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT BY AND BETWEEN CYPRESS AND CERTAIN HOLDERS OF SECURITIES OF CYPRESS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF CYPRESS.

$525,000.00                                                      August 14, 2000

     FOR VALUE RECEIVED, Orange County Professional Services, Inc., a California corporation ("Maker"), promises to pay to Hospital Employee Labor Pool, a California corporation ("Holder"), at 14600 Goldenwest St., Suite 207, Westminster, California 92683 the principal sum of Five Hundred Twenty Five Thousand Dollars ($525,000.00), plus interest thereon from the date hereof until paid on the terms set forth below; provided, however, that in the event this
                                   --------  -------
Note is converted into Common Stock (as defined herein) as provided herein, any obligation of Maker with respect to payment of such amount, other than any interest accrued but unpaid thereon, shall be terminated. Reference is made to that certain Asset Purchase Agreement made and effective as of May 30, 2000 among Maker, Holder and certain other parties (the "Agreement"), which is incorporated herein by reference; unless otherwise defined herein, terms with initial letters capitalized shall have their respective meanings as assigned in the Agreement; and, in the event of any inconsistencies between this Note and the terms of the Agreement, the terms of the Agreement shall govern.

     1.   Maturity Date.  The unpaid principal balance of this Note and all
          -------------
accrued but unpaid interest shall be due and payable on August 13, 2002, unless this Note is earlier converted or paid in accordance with the terms hereof.

     2.   Interest.  The unpaid principal balance outstanding under this Note
          --------
shall bear interest at the rate of eight percent (8%) per annum.

     3.   Payments.  Payments of principal and interest in the amount of Twenty
          --------
Three Thousand Seven Hundred Forty-Four and 32/100 Dollars ($23,744.32) shall be payable on the ____ day of each month, commencing September 2000.

     4.   Security Interest.  Payment of this Note is secured by a security
          -----------------
interest in certain collateral, pursuant to the terms and conditions of that certain Security Agreement entered into between Maker and Holder concurrently with the execution of this Note (the "Security Agreement").

     5.   Default; Acceleration.  The entire sum of unpaid principal and any
          ---------------------
accrued but unpaid interest hereunder shall become immediately due and payable without further notice, demand or presentment, at Holder's option, upon the occurrence at any time of any of the following events of default:

          5.1 Default in the payment of any installment of principal or interest when due should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

          5.2 Default under the Security Agreement should such default not be cured within five (5) days after written notice thereof is delivered to Maker at its last known address; or

          5.3 An assignment by Maker or Cypress Financial Services, Inc., a Nevada corporation ("Cypress") of substantially all of its assets for the benefit of creditors; or

          5.4 The adjudication of Maker or Cypress as a bankrupt (in involuntary or voluntary proceedings); or

          5.5 The filing by Maker or Cypress of a petition under the Federal Bankruptcy Act or any comparable state law for a reorganization, arrangement or other judicial protection upon insolvency.

The foregoing option to accelerate the indebtedness evidenced hereby may be exercised by Holder at any time after the occurrence of any of the events of default. The failure to exercise said option upon the occurrence of one or more of such events of default shall not prevent its exercise upon the reoccurrence of such an event of default or upon the occurrence of any other event of default.

     6.   Conversion.
          ----------

          6.1  Optional Conversion.  All or any portion of the unpaid principal
               -------------------
balance outstanding under this Note may be converted into fully paid and nonassessable shares of Common Stock, $.001 par value per share, of Cypress (the "Common Stock") at any time during the term of this Note at the option of Holder. The number of shares of Common Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance by $0.735 (the "Conversion Price"), subject to adjustment as provided in Section 8 below, with any accrued but unpaid interest paid in cash at the time of conversion.

          6.2  Notice of Conversion.  If Holder desires to convert the Note,
               --------------------
Holder shall provide written notice to Maker at 5400 Orange Avenue, Cypress, California 90630, Attention: Manuel Occiano, notifying Maker of the requested conversion to be effected. Within ten (10) days of receipt of such notice, Maker shall respond to Holder's request in writing, specifying the number of shares of Common Stock to be issued upon conversion, the amount of accrued interest to be paid in cash and the date on which such conversion will occur and calling upon such Holder to surrender to Maker, in the manner and at the place designated, this Note. Such response by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice.

          6.3  Mechanics and Effect of Conversion.  No fractional shares of
               ----------------------------------
Common Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to Holder upon the conversion of this Note, Maker shall pay to Holder the amount of outstanding principal that is not so converted. Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal office of Maker. Upon conversion of this Note, Maker shall be forever released from all its obligations and liabilities under this Note.

          6.4  Delivery of Stock Certificates.  As promptly as practicable after
               ------------------------------
the conversion of this Note, Maker at its expense will cause to be issued and delivered to Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with a check payable to Holder for any cash amounts payable for any accrued but unpaid interest and fractional shares as described above. In the event only a portion of this Note is converted, Maker shall, at the time of delivery of the stock certificate or certificates, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     7.   Maker Right to Prepay Note.  Subject to the earlier conversion of this
          --------------------------
Note pursuant to Section 6 above, all or any portion of the unpaid principal balance outstanding under this Note may be prepaid at any time during the term of this Note at the option of Maker. In the event Maker elects to prepay this Note, notice of such election shall be given to Holder not less than sixty (60) days prior to the date of prepayment. Each such notice shall state the amount of principal to be paid in cash, the date on which such prepayment will occur and the place at which Holder is to surrender this Note to Maker. Such notice by Maker shall be delivered to Holder at the address last shown on the records of Maker for Holder or given by Holder to Maker for the purpose of notice. In the event only a portion of this Note is prepaid, Maker shall, at the time of prepayment and receipt of this Note, deliver to Holder a new Note evidencing the remaining unpaid principal balance of this Note, which Note shall in all other respects be identical with this Note.

     8.   Adjustments.  The Conversion Price and the number of shares into which
          -----------
this Note may be converted are subject to adjustment from time to time as follows:

          8.1  Reclassifications, etc.  If Cypress, at any time while this Note,
               ----------------------
or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities or any other class or classes, this Note shall thereafter represent the right to acquire such number and kinds of securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted.

          8.2  Split, Subdivision or Combination of Shares.  If Cypress, at any
               -------------------------------------------
time with this Note, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which conversion rights under this Note exist into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Conversion Price for such securities shall be proportionately decreased and the securities issuable upon conversion of this Note shall be proportionately increased, and (ii) in the case of a combination, the Conversion Price for such securities shall be proportionately increased and the securities issuable upon conversion of this Note shall be proportionately decreased.

     9.   Investment Representations.  Holder acknowledges that this Note and
          --------------------------
the Common Stock issuable upon the conversion of this Note (i) constitute "securities" under federal and applicable state securities laws, (ii) will be unregistered as such, and (iii) are being transferred in reliance upon exemptions from registration based, in part, upon Holder's representations contained herein. Holder is acquiring such securities for its own account and not with a view to, or for sale in connection with, any distribution thereof.

     10.  Offset.  Maker shall be entitled to offset amounts otherwise payable
          ------
by Holder to Maker pursuant to Sections 1.4.3 and 7.1.1 of the Agreement.

     11.  No Assignment.  Neither Maker nor Holder shall be entitled to assign,
          -------------
pledge, transfer or otherwise convey the benefits or burdens of this Note without the prior written consent of the other, except that (i) any entity acquiring all or substantially all of the assets or stock of Maker shall automatically acquire the burdens of this Note, however, Maker shall not be released from its obligations hereunder and (ii) Holder may assign, transfer or otherwise convey the benefits of this Note to Allen Berman.

     12.  No Stockholder Rights.  Prior to the conversion hereof, nothing
          ---------------------
contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker.

     13.  Applicable Law.  This Note and the rights and obligations of the
          --------------
parties hereunder shall be construed under, and governed by, the laws of the State of California without giving effect to conflict of laws provisions.

     14.  Attorneys' Fees.  In the event of any suit, action or arbitration to
          ---------------
enforce any of the terms or provisions of this Note, the prevailing party shall be entitled to its reasonable attorneys' fees and costs. The foregoing entitlement shall also include attorneys' fees and costs of the prevailing party on any appeal of a judgment and for any action to enforce a judgment.

                                   Cypress Financial Services, Inc.,
                                   a Nevada corporation


                                   By: /s/ Manuel Occiano
                                       __________________________________
                                   Name: Manuel Occiano
                                         ________________________________
                                   Title: President
                                          _______________________________


DO NOT DESTROY THIS ORIGINAL NOTE: When paid, said original Note must be surrendered to Maker for cancellation and retention.